BEIJING BRUSSELS CENTURY CITY HONG KONG JAKARTA† LONDON LOS ANGELES NEWPORT BEACH	2765 Sand Hill Road Menlo Park, California 94025-7019 TELEPHONE (650) 473-2600 FACSIMILE (650) 473-2601 www.omm.com	NEW YORK SAN FRANCISCO SEOUL SHANGHAI SINGAPORE TOKYO WASHINGTON, D.C.

OUR FILE NUMBER

0594055-00009

WRITER’S DIRECT DIAL

650 473 2630

WRITER’S E-MAIL ADDRESS

June 19, 2013	pku@omm.com

VIA EDGAR

Securities and Exchange Commission

Division of Corporation Finance

Mail Stop 3030

100 F Street, NE

Washington, D.C. 20549

Attention: Amanda Ravitz, Assistant Director

Re:	Montage Technology Group Limited
Amendment No. 2 to Draft Registration Statement on Form S-1
Confidentially Submitted May 24, 2013
CIK No. 001375514

Dear Ms. Ravitz:

On behalf of Montage Technology Group Limited, an exempted company registered in the Cayman Islands (the “Company”), this letter is being sent in response to the comment letter from the staff (the “Staff”) of the Securities and Exchange Commission (the “Commission”) dated June 10, 2013 regarding the above-referenced Form S-1 (the “Registration Statement”), a draft of which was submitted on a confidential basis to the Commission. The Company is submitting herewith a revised draft Registration Statement on a confidential basis in accordance with Section 6(e) of the Securities Act of 1933, as amended (the “Securities Act”) and confirms that it continues to qualify as an “emerging growth company” as defined in the Securities Act.

Set forth below are the Registrant’s responses to the Staff’s comments. For your convenience, each of the Staff’s comments is set out immediately preceding the corresponding response. All references in the responses to pages and captioned sections are to the revised draft Registration Statement submitted herewith.

June 19, 2013 - Page 2

General

1.	We have reviewed your supplemental support and note the following:

•	The compound annual growth rates you have disclosed appear to have been calculated by you and as such please avoid attributing the calculations to third party sources.

•	We do not see where the iSuppli materials support your disclosure that exports outside of China in 2016 are expected to be “primarily to emerging markets.” Please advise.

•

We do not see where the iSuppli materials support your disclosure that the satellite market is the largest market “within emerging markets.” Rather, the materials seem to address only China. Please advise.

Response: With respect to the first bullet point, the Company confirms that the compound annual growth rates are calculated by the Company based on the data provided by the referenced third party sources. The Company revised the disclosure on pages 1, 2, 3, 67, 68 and 69 to avoid implying attribution of compound annual growth rates to third parties.

With respect to the second bullet point, based on our discussions with iSuppli and set-top box manufacturers, we believe these set-top boxes are primarily targeted toward China and other emerging markets.

With respect to the third bullet point, as indicated in the iSuppli report, the total shipments of satellite set-top boxes exported in 2012 were approximately 61.0 million units, while the total shipments of cable set-top boxes and terrestrial set-top boxes exported in 2012 were 7.8 million units and 33.1 million units, respectively. Based on set-top boxes being primarily targeted to China and other emerging markets, we believe that the satellite market is the largest market for set-top boxes within emerging markets.

Prospectus Summary, page 1

2.	Please clarify whether you believe that long product life cycles benefit you in both of your product markets or only in the set top box market.

Response: The Company respectfully submits that it believes both the set-top box and memory interface solutions of the Company benefit from long product life cycles. The Company respectfully advises the Staff that, in general, set-top boxes targeting the emerging markets have life cycles lasting a number of years, depending on technological or other changes affecting the market. In addition, for memory interface solutions, solutions offered by the Company are designed to support a specific CPU or server platform developed by CPU manufacturers. Therefore, while the life cycle of a new CPU or server platform offering typically ranges from 24 to 36 months, the Company anticipates that demand for its solutions will continue beyond that period to address repair and maintenance of servers that remain in use.

June 19, 2013 - Page 3

3.	We note your response to our prior comment 5. Please revise further to explain clearly what aspect of the Intel validation presents a barrier to entry for vendors that have not received the validation. Does the validation facilitate sales only to Intel or to other CPU manufacturers as well? In addition, please address whether the 24 to 36 month cycle of a server platform disclosed on page 45 has any impact on the long term value of your current Intel validation.

Response: The Company has revised its disclosure of page 1 and page 67 to remove the reference to high barriers to entry with respect to its memory interface solutions. The Company respectfully submits that it believes that the Intel validation presents a competitive advantage as server OEMs that adopt Intel’s server platforms will only purchase components for servers they manufacture from Intel validated vendors. In addition, as clarified in the response to comment 2 above, memory interface solutions offered by the Company are designed to support a specific CPU or server platform developed by CPU manufacturers. The Company anticipates that demand for its solutions will continue to remain for repair and maintenance of servers that are still in use beyond the 24 to 36 month cycle of a new server platform; and therefore, the Company believes the long-term value of current validation extends beyond the 24 to 36 month cycle.

Use of Proceeds, page 37

4.	We note the revised disclosure that you do not intend to use the proceeds to fund your operations in China. We note further that the majority of your employees, research and development and engineering facilities appear to be located in China; that your product test and shipping facilities are located in China; and that your primary expenses appear to consist of salaries and benefits. Please revise to clearly discuss how you intend to use the proceeds from this offering in light of the apparent concentration of your operations and expenses in China.

Response: The Company believes that cash from operations in China is sufficient to continue to address all currently contemplated cash needs in China. As disclosed in the “Use of Proceeds” section, the Company expects to use the net proceeds for general corporate purposes, including working capital for its operating subsidiaries outside China and making payments to its suppliers outside of China, capital expenditures relating to the expansion of its operations outside of China, and funding possible future acquisitions outside of China. As also disclosed in this section, the Company currently does not intend to use any proceeds from the offering to fund its operations or capital expenditures in China or otherwise transfer the proceeds into China.

June 19, 2013 - Page 4

Management’s Discussion and Analysis of Financial Condition and Results of Operations, page 43

5.	We note your response to our prior comment number 18; however, although your revised disclosure provides insight into the nature of each item that caused revenue changes between periods, i.e., price and volume, it is still unclear what drove those changes. For example, you indicate that your revenue increased due to higher “demand;” however, due to the significant annual increases in revenue, additional details about the drivers of the demand would be helpful in understanding trends in your business. Please revise or advise.

Response: The Company has revised pages 48, 49 and 50 to provide additional details.

Revenue Recognition, page 58

6.	We note your response and revisions made to the filing in response to our prior comment 20. Given the significance of the activity in your deferred margin liability account, please also revise your filing to provide the roll forward of your deferred margin account that was included as part of your response to our comment or tell us why you do not believe the requested revision is necessary.

Response: The Company has revised pages F-22 and F-23 in response to this comment.

Stock-Based Compensation, page 60

7.	Refer to our prior comment 22. We will delay our assessment of your response to our prior comment pending inclusion of the estimated IPO price in the filing.

Response: The Company respectfully advises the Staff that once the estimated IPO price is available, it will update the disclosure to progressively bridge the fair value per share determination in each valuation to the estimated IPO price per share for the Staff’s assessment.

8.	Refer to your response to prior comment 38. We see you indicated that the selected market capitalization of the comparable companies chosen for your stock compensation calculations is significantly greater than your expected market capitalization. We also see you indicated that you performed an analysis on the correlation between the size and historical price volatility of the selected comparable companies. Please provide us with additional details of your analysis, including how you accounted for the fact that the comparable companies market capitalizations appear to be much more significant than your expected market capitalization. In a related matter, tell us why only one of the companies you indicated you used for comparability purposes as a basis for determining historical volatility in your stock compensation calculations was listed as one of your competitors on page 82 of the filing.

June 19, 2013 - Page 5

Response: The Company respectfully advises the Staff that, in performing an analysis on the correlation between market capitalization and historical price volatility, it elected companies in the semiconductor design industry with publicly available information that covers the entire period of evaluation to achieve a more consistent analysis throughout the period. As such, the companies selected as comparable companies for valuation purposes tend to have a greater market capitalization. In addition, the Company respectfully advises the Staff that, based on the market data collected, it is the Company’s observation that: (i) there was no consistent correlation between market capitalization and historical price volatility across different valuation dates; and (ii) when applied to each comparable company, the derived correlation coefficient does not consistently match with observed market data. Therefore, the Company believes that there was no observable relationship between market capitalization and historical price volatility of the selected comparable companies.

In addition, the Company respectfully advises the Staff that the comparable companies selected for valuation purposes, while considered as semiconductor companies, are not necessarily direct competitors of the Company and therefore are not named in the Competition section in the draft Registration Statement. The Company did not select other competitors in its markets for inclusion as comparables for this purpose because it believes that those competitors (i) are not at a similar stage of business development and degree of financial leverage, (ii) are not publicly traded, (iii) are many times larger than or engage in a much wider range of products and service offerings than the Company or (iv) do not have public financial information that covers the period from 2006 to 2012.

Index to Consolidated Financial Statements, page F-1

Notes to Consolidated Financial Statements, page F-8

Note 12 – Net Income (Loss) Per Share, page F-35

9.	Refer to our prior comment 39. Please further explain how you calculated the “undistributed earnings attributable to preferred shares” of $11.7 million in fiscal 2012. Also, tell us the specific guidance at FASB ASC 260 or other authoritative U.S. GAAP that supports the methodology of the calculation.

Response: The Company respectfully advises the Staff that, as discussed in Note 9 on page F-24 and our prior responses to Comment 39, the Series A, Series B, Series B-1 and Series B-2 convertible preferred shares (collectively “preferred shares”) are entitled to noncumulative dividends prior and in preference to the ordinary shares at 8% of their original issuance price per share and then share in the remaining undistributed earnings ratably among the holders of ordinary and preferred shares on an as-if-converted basis. Hence the preferred shares are participating securities as mentioned in ASC-260-10-45-59A. ASC 260-10-45-60B states that for calculation of basic EPS under the two-class method, “the remaining earnings shall be allocated to common stock and participating securities to the extent that each security may share in earnings as if all of the earnings for the period had been distributed.” Pursuant to ASC 260-10-45-60B and ASC 225-10-S99-5, SAB Topic 6.B, the net income of $18.3 million for the year

June 19, 2013 - Page 6

ended December 31, 2012 was reduced by (i) accretion to preferred shares of $0.06 million and (ii) noncumulative dividends of $3.5 million for the calculation of basic earnings per share. Please see note 9 to the Company’s consolidated financial statements for the calculation of accretion to preferred shares and below for the calculation of noncumulative dividends. As a result, the remaining undistributed earnings available for the allocation between ordinary and preferred shares was $14.8 million for the year ended December 31, 2012. Based on, an as-if-converted basis, the weighted-average outstanding preferred shares of 40,408,994 shares, or 78.9% as a percentage of the total weighted-average outstanding ordinary and preferred shares of 51,207,100, for the year ended December 31, 2012, the Company calculated undistributed earnings attributable to preferred shares at $11.7 million in fiscal year 2012 as follows:

Dollar in Thousands
		Fiscal Year 2012
Net Income		$18,281
Less: Accretion to preferred shares (Note 9)		(55)

Net income net off accretion		18,226

Less: Dividend	a	(3,459)

Undistributed earnings available for allocation		14,767

Multiplied by: Preferred shares as a percentage of total outstanding ordinary and preferred shares	b	78.9%

Undistributed earnings attributable to preferred shares		$(11,653)

a.	Noncumulative dividend of 8% of the original issuance of each series of preferred shares.
b.	Calculated based on the percentage of preferred shares, on an as-if-converted basis, 78.9% of the total number of ordinary and preferred shares for the years ended December 31, 2012 as calculated below:

		Shares Outstanding for Fiscal Year 2012
		Issued	Conversion	As-if- converted	% of total
Weighted-Average Series A preferred shares		12,000,000	1.0000	12,000,000
Weighted-Average Series B preferred shares	c	8,314,608	1.0173	8,458,144
Weighted-Average Series B preferred shares issued upon exercise of warrant		2,325,000	1.0000	2,325,000
Weighted-Average Series B1 preferred shares	c	10,123,189	1.0399	10,527,327
Weighted-Average Series B2 preferred shares		7,098,523	1.0000	7,098,523

Total weighted-Average preferred shares		39,861,320		40,408,994	78.9%

Weighted-Average ordinary shares				10,798,107	21.1%

Total weighted-average ordinary and preferred shares				51,207,100	100.0%

June 19, 2013 - Page 7

c. In connection with the issuance of Series B-2 preferred shares upon the exercise in full of all the Series B-2 warrants, the weighted average price for Series B-2 preferred shares originally issued in October 2009 and Series B-2 preferred shares issued upon exercise of warrant in June 2010 was $1.1196 per share, which was less than the original conversion price of Series B preferred shares issued on June 19, 2006 and Series B-1 preferred shares, the conversion price for Series B preferred shares issued on June 19, 2006 and Series B-1 preferred shares was adjusted to $1.2686 and $1.5380 per share, respectively, on August 18, 2010. After such adjustment, each Series B preferred share issued on June 19, 2006 and Series B-1 preferred share is convertible into approximately 1.0173 and 1.040 ordinary shares, respectively.

Share Repurchases, page 107

10.	Please replace the vague term “certain” with substantive disclosure. Additionally, it is not sufficient to merely reference the Companies Act, provisions of your articles of association, special rights or certain restrictions when discussing the material rights of your shareholders or information material to the rights associated with the shares they may own. Therefore, to the extent practicable, please revise your disclosure to make clear the additional rights, privileges, or restrictions that are not explained in your descriptions.

Response: The Company has revised page 105 in response to this comment.

The Company acknowledges the following:

•	the Company is responsible for the adequacy and accuracy of the disclosure in the filing;

•	Staff comments or changes to disclosure in response to Staff comments do not foreclose the Commission from taking any action with respect to the filing; and

•	the Company may not assert Staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

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June 19, 2013 - Page 8

If you have any questions or require any additional information with respect to any of the matters discussed in this letter, please call Mark Voll, Chief Financial Officer of the Registrant, at +86 21 6128-5678 extension 8618, Portia Ku of O’Melveny & Myers LLP at (650) 473-2630, or Eric C. Sibbitt of O’Melveny & Myers LLP at (415) 984-8777.

Sincerely,

/s/ Portia Ku

PORTIA KU

of O’Melveny and Myers LLP